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                                                                 EXHIBIT 10.1.15

                                                           EXECUTION COUNTERPART

                             AMENDMENT NO. 1 TO THE

                         RECEIVABLES PURCHASE AGREEMENT


                 AMENDMENT AGREEMENT dated as of November 15, 1994 among FIRST FIDELITY BANK, NATIONAL ASSOCIATION, (formerly known as First Fidelity Bank, N.A., Pennsylvania, and prior to that known as Fidelity Bank, National Association), a national banking association, solely in its capacity as the trustee (the "Trustee") for CHARMING SHOPPES MASTER TRUST (formerly known as Spirit of America Master Trust) (the "Seller"), FASHION SPC, INC., a Delaware corporation (the "Subordinated Purchaser"), SPIRIT OF AMERICA NATIONAL BANK, a national banking association ("Spirit"), as the originator or the owner (in such capacity, the "Owner") and the servicer (in such capacity, the "Servicer"), and CIESCO L.P., a New York limited partnership ("Ciesco"), CORPORATE ASSET FUNDING COMPANY, INC., a Delaware corporation ("CAFCO") and CORPORATE RECEIVABLES CORPORATION, a California corporation ("CRC"; Ciesco, CAFCO and CRC being collectively referred to as the "Purchasers"), CITICORP NORTH AMERICA, INC., a Delaware corporation ("CNAI"), as agent for the Purchasers (the "Agent") and, as to Sections 2 and 4(b) hereof only, CHARMING SHOPPES, INC., a Pennsylvania corporation ("Charming Shoppes"), and FASHION SERVICE CORP., a Delaware corporation ("FSC").

                 Preliminary Statements. (1) The Seller, the Subordinated Purchaser, the Owner, the Servicer, the Purchasers and CNAI as Agent, are parties to a Receivables Purchase Agreement dated as of December 24, 1992, as amended and restated as of May 4, 1994, and as further modified pursuant to a letter agreement dated September 14, 1994 and a letter agreement dated October 15, 1994 (the "RPA"; capitalized terms not otherwise defined herein shall have the meanings attributed to them in the RPA), pursuant to which a Purchaser may, in its sole discretion, purchase Receivable Interests from the Seller;

                 (2) Charming Shoppes and FSC are parties to a Company Agreement dated as of December 24, 1992, as amended as of September 20, 1993 and May 4, 1994 (the "Company Agreement") in favor of the Purchasers and the Agent, pursuant to which Charming Shoppes and FSC agree, among other things, to cause the performance and observance by each of the Owner, the Servicer and the Seller and their respective successors and assigns of all of the terms, covenants, conditions, agreements and undertakings on the part of the Owner, the Servicer and the Seller, respectively, to be performed or observed under the RPA;

                 (3) The Seller, the Subordinated Purchaser, the Owner, the Servicer, the Purchasers and the Agent desire to amend the RPA to extend the Facility Reduction Date, modify certain other definitions and make certain other changes as set forth below; and
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                 (4)  Charming Shoppes, FSC and the Agent desire to amend the
Company Agreement and confirm that the Company Agreement continues to apply to the RPA, as amended hereby;

                 NOW, THEREFORE, the parties agree as follows:

                 SECTION 1. Amendments to RPA. The RPA shall be amended as follows, effective as of the date on which all of the conditions precedent set forth in Section 3 shall be satisfied (the "Effective Date"), provided that the amendment set forth in paragraph (v) below shall not become effective until the Agent shall have received consents, in form and substance satisfactory to the Agent, from each bank which has entered into an asset purchase agreement with the Agent with respect to the RPA:

                      (i)         The definition of "Company Agreement" in
         Exhibit I to the RPA is amended by adding the phrase, ", as the same may, from time to time, be amended, modified or supplemented" at the end thereof.

                     (ii) The definition of "Facility Reduction Date" in Exhibit I to the RPA is amended by replacing the date "November 15, 1994" in the first line thereof with the date "September 20, 1995."

                    (iii) Clause (iv) of the definition of "Facility Termination Date" in Exhibit I to the RPA is amended in its entirety to read as follows:

                          "June 1, 1996, if on or prior to June 1, 1996 the
                 additional interest rate cap required under Section 8(g) of the Company Agreement shall not have been obtained."

                     (iv) The definition of "Interest Rate Agreements" in Exhibit I to the RPA is amended by (x) replacing the percentage "9%" in clause (i) thereof with the percentage "10%", (y) replacing the percentage "9.0%" in clause (ii) thereof with the percentage "10.0%" and (z) replacing the date "September 15, 1994" in clause
         (iii) thereof with the date "October 12, 1994."

                      (v) The definition of "Net Receivables Pool Balance" in Exhibit I to the RPA is amended in its entirety to read as follows:

                          "Net Receivables Pool Balance" means, at any time,
                 the Outstanding Balance of all Eligible Receivables then in the Receivables Pool, minus the sum of (x) the Allocation Percentage at such time multiplied by the aggregate principal balance of all Accounts in which any Principal Receivable has become a Defaulted Receivable, plus (y) in the case of each Certificate





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                 Series and each Receivables Purchase Series issued pursuant to or subject to the Pooling and Servicing Agreement the supplement or other documentation for which contains a receivables coverage test similar to that contained in paragraph (i) of Exhibit VI, the "Investor/Purchaser Percentage" for such Series (as such term is defined in the Pooling and Servicing Agreement) multiplied by the aggregate principal balance of all "Defaulted Receivables" (or similar term) as defined for such Series.

                     (vi) Paragraph 1(f) of Exhibit III to the RPA is amended by replacing the words "18th Floor" appearing in the fourth line thereof with the words "12th Floor" and by deleting the words "New York" following the words "National Association" in the eighth line thereof.

                    (vii) Paragraph 2(e) of Exhibit IV to the RPA is amended by replacing the date "September 15, 1994" appearing in the ninth line thereof with the date "October 12, 1994".

                   (viii) Notwithstanding anything to the contrary contained in Paragraph 2(e) of Exhibit IV to the RPA, the Agent hereby waives the requirements of the first sentence of such paragraph to the following limited extent only: on or prior to June 1, 1996, the Interest Rate Agreements need not include agreements providing for payment on the Distribution Date occurring on August 15, 1996 and meeting the requirements of clause (iii)(y) of the definition of Interest Rate Agreements.

                     (ix) Notwithstanding anything to the contrary contained in Section 7.06(a) of the RPA, this Amendment Agreement, if deemed by the Owner or its Affiliates to be a "material contract" under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), may be filed by the Owner with the Securities and Exchange Commission as an exhibit to an annual report on Form 10-K or a quarterly report on Form 10-Q under the Exchange Act, in each case without any special confidentiality requirement.

                 SECTION 2. Amendment to and Confirmation of the Company Agreement. (a) The Company Agreement shall be amended, effective as of the Effective Date, as follows: a new subsection (g) is added to Section 8 of the Company Agreement reading as follows:

                          "(g)  Additional Cap.  Obtain an interest rate cap
                 agreement on or prior to June 1, 1996 which shall comply with clauses (i), (iv) and (v) of the definition of "Interest Rate Agreements" in the RPA and shall be for a notional balance of at least $100,000,000 payable on the Distribution Date occurring on August 15, 1996."





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                 (b)      At the request of Charming Shoppes during the 30-day
period prior to June 1, 1996, the Agent agrees to duly consider, based on then prevailing interest rates and market conditions, waiving compliance by Charming Shoppes and FSC with Section 8(g) of the Company Agreement (it being understood that the Agent shall have no obligation to grant such waiver).

                 (c) Each of Charming Shoppes and FSC agrees that the Company Agreement (i) applies to the RPA as amended by this Amendment Agreement and (ii) ratifies and confirms the Company Agreement in all respects (subject, in the case of representations and warranties, to Section 4(b) of this Amendment Agreement) and agrees that the Company Agreement, as amended hereby, shall remain in full force and effect in accordance with its terms, except that on and after the date hereof, each reference in the Company Agreement to "the RPA", "thereunder", "thereof" or words of like import referring to the RPA shall mean and be a reference to the RPA as amended by this Amendment Agreement.

                 SECTION 3. Conditions Precedent. The effectiveness of the amendments set forth in Sections 1 and 2 is subject to the conditions precedent that the Agent shall have received each of the following, in form and substance satisfactory to the Agent, on or prior to November 15, 1994:

                          (a) Certified copies of any necessary corporate action of the Trustee approving this Amendment Agreement and certified copies of all documents evidencing other necessary government approvals, if any, with respect to this Amendment Agreement and certification of the names and true signatures of the officers of the Trustee authorized to sign this Amendment Agreement on behalf of the Seller and the other documents to be delivered by the Seller hereunder;

                          (b) Certified copies of the resolutions of the Board of Directors of the Subordinated Purchaser approving this Amendment Agreement, and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment Agreement, and certification of the names and true signatures of the officers of the Subordinated Purchaser authorized to sign this Amendment Agreement and the other documents to be delivered by the Subordinated Purchaser hereunder;


                          (c) Certified copies of the resolutions of the Board of Directors of the Servicer and the Owner approving this Amendment Agreement, and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment Agreement, and certification of the names and true signatures of the officers of the Servicer and the Owner authorized to sign this Amendment Agreement and the other





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         documents to be delivered by the Servicer and the Owner hereunder;

                          (d) Certified copies of the resolutions of the Board of Directors of FSC approving this Amendment Agreement, and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment Agreement, and certification of the names and true signatures of the officers of FSC authorized to sign this Amendment Agreement;

                          (e) Certified copies of the resolutions of the Board of Directors of Charming Shoppes approving this Amendment Agreement, and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment Agreement, and certification of the names and true signatures of the officers of Charming Shoppes authorized to sign this Amendment Agreement;

                          (f)  Favorable opinions of counsel for the
         Trustee, the Owner, the Servicer, the Subordinated Purchaser, FSC and Charming Shoppes as to such matters as the Agent may reasonably request;

                          (g)  An amendment to the Assignment of Interest
         Rate Agreements, duly executed by FSC, together with any necessary consents by the counterparties to any replacement or amended Interest Rate Agreements;

                          (h) Copies of any replacement or amended Interest Rate Agreements, to the extent not previously delivered to the Agent, together with a summary thereof in the form of Annex G attached to the RPA, in each case certified by a Responsible Officer of the Owner as being complete and correct;

                          (i) An amendment and restatement of the Fee Letter and payment of all fees due thereunder;

                          (j) An amendment to the Interest Rate Agreement with The Fuji Bank, Limited which complies with Section 8(f) of the Company Agreement;

                          (k)  Evidence of compliance with the provisions of
         Section 7.01(a) of the RPA with respect to this Amendment Agreement;
         and

                          (l) Such other approvals, opinions or documents as the Agent may reasonably request.

                 SECTION 4. Representations and Warranties. (a) Each of the Trustee, the Owner, the Servicer and the Subordinated





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Purchaser confirms that each of the representations and warranties made by it contained in Exhibit III to the RPA, as amended by this Amendment Agreement, is correct on and as of the date hereof as though made on and as of this date.

                 (b) Each of Charming Shoppes and FSC confirms that each of the representations and warranties made by it contained in Section 5 of the Company Agreement, after giving effect to this Amendment Agreement, is correct on and as of the date hereof as though made on and as of this date.

                 SECTION 5. Costs and Expenses. The Owner agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment Agreement and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent.

                 SECTION 6. Confirmation of RPA. Except as herein expressly amended, the RPA is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms. Each reference in the RPA to "this Agreement" shall mean the RPA as amended by this Amendment Agreement, and as hereinafter amended or restated.

                 SECTION 7. GOVERNING LAW. THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                 SECTION 8. Execution in Counterparts. This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Delivery of an executed counterpart of a signature page to this Amendment Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.





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                 IN WITNESS WHEREOF, the parties have caused this Amendment
Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


         SELLER:                  FIRST FIDELITY BANK, NATIONAL ASSOCIATION
                                     (formerly known as First Fidelity
                                     Bank, N.A., Pennsylvania, and prior to
                                     that known as Fidelity Bank, National
                                     Association), not in its individual
                                     capacity but solely as the Trustee for
                                     CHARMING SHOPPES MASTER TRUST
                                     (formerly known as Spirit of America
                                     Master Trust)


                                  By:
                                      ------------------------------
                                             Title: Vice President


         SUBORDINATED
           PURCHASER:             FASHION SPC, INC.



                                  By:
                                      ------------------------------
                                         Title:
                                               ---------------------


         OWNER/SERVICER:          SPIRIT OF AMERICA NATIONAL BANK,
                                       as the Owner and the Servicer

                                  By:
                                      ------------------------------
                                         Title:
                                               ---------------------


         AGENT:                   CITICORP NORTH AMERICA, INC.,
                                       as Agent


                                  By:
                                      ------------------------------
                                              Vice President





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ACKNOWLEDGED AND AGREED AS TO
  SECTIONS 2 AND 4(b) ONLY:

         CHARMING SHOPPES:        CHARMING SHOPPES, INC.


                                  By:
                                      ------------------------------
                                         Title:
                                               ---------------------

         FSC:                     FASHION SERVICE CORP.


                                  By:
                                      ------------------------------
                                         Title:
                                               ---------------------





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